EXHIBIT 99.1
                                                                    ------------

                                                   Boston Scientific Corporation
                                                   One Boston Scientific Place
                                                   Natick, MA  01760-1537

                                                   508.650.8000

                                                   www.bostonscientific.com


                           BOSTON SCIENTIFIC ANNOUNCES
                              THIRD QUARTER RESULTS

Natick, MA (October 21, 2003) -- Boston Scientific Corporation (NYSE: BSX) today announced financial results for its third quarter ended September 30, 2003.

Net sales for the third quarter increased 21 percent to $876 million as compared to $722 million for the third quarter of 2002. Excluding the favorable impact of $27 million of foreign currency fluctuations, net sales for the quarter were $849 million, an increase of 18 percent.

Net income for the quarter, excluding net special charges, increased 38 percent to $137 million, or $0.32 per share (diluted), as compared to $99 million, or $0.24 per share, excluding net special credits, for the third quarter of 2002. Reported net income for the quarter, including net special charges of $13 million (after-tax), was $124 million, or $0.29 per share, as compared to reported net income of $161 million, or $0.39 per share, for the third quarter of 2002. (The third quarter of 2002 included special after-tax credits of $62 million.)

The net special charges for the quarter include purchased in-process research and development costs of $8 million (after-tax), or $0.02 per share, related to acquisitions, as well as $5 million (after-tax), or $0.01 per share, in payments related to product liability settlements. (The per share amounts do not reflect the previously announced 2-for-1 stock split, which is scheduled to take effect November 5th.)

"This was a record quarter for sales, fueled in part by continued strong TAXUS sales as we further strengthened our competitive position in those markets where TAXUS has been launched," said Jim Tobin, President and Chief Executive Officer of Boston Scientific. "We experienced double-digit growth in both our Cardiovascular and Endosurgery groups, as well as in our domestic and international businesses. We were especially pleased to see 33 percent growth in U.S. sales of our PTCA(1) balloons."

"The quarter was also marked by the announcement of our extraordinary TAXUS IV clinical results, and we are looking forward to our FDA panel meeting next month," added Tobin. "During the quarter we invested heavily in preparation for the launch of TAXUS in the United States. We are taking all measures necessary to position us for a successful launch when we receive approval from the FDA."

(1) Percutaneous Transluminal Coronary Angioplasty

                                   -- more --

Boston Scientific Corporation/Page 2
October 21, 2003




Boston Scientific officials will be discussing these and other issues with analysts on a conference call at 5:30 p.m. (ET) Tuesday, October 21. The Company will webcast the call to all interested parties through its website: www.bostonscientific.com. Please see the website for details on how to access the webcast. The webcast will be available for 10 business days on the Boston Scientific website.

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties. For more information, please visit: www.bostonscientific.com.

The Company discloses non-GAAP or pro forma measures that exclude certain items. Non-GAAP measures may exclude such items as charges related to purchased in-process research and development and certain litigation. Management uses these measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in the Company's business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for, or as superior to, financial reporting measures prepared in accordance with GAAP.

This press release contains forward-looking statements. The Company wishes to caution the reader of this press release that actual results may differ from those discussed in the forward-looking statements and may be adversely affected by, among other things, risks associated with new product development and introduction, clinical trials, regulatory approvals, competitive offerings, intellectual property, litigation, the Company's relationship with third parties, the Company's overall business strategy, and other factors described in the Company's filings with the Securities and Exchange Commission.


                                       CONTACT:  Milan Kofol
                                                 508-650-8569
                                                 Investor Relations
                                                 Boston Scientific Corporation

                                                 Paul Donovan
                                                 508-650-8541
                                                 Media Relations
                                                 Boston Scientific Corporation

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

                                                           Three Months Ended                         Three Months Ended
                                                           September 30, 2003                         September 30, 2002

IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA        Reported  Adjustments   Adjusted           Reported   Adjustments  Adjusted
================================================================================================================================
Net sales                                                $876                    $876               $722                   $722
Cost of products sold                                     243                     243                211                    211
                                                   -----------------------------------        ----------------------------------

Gross profit                                              633                     633                511                    511

Selling, general and administrative expenses              295                     295                249                    249
Amortization expense                                       21                      21                 19                     19
Royalties                                                  15                      15                  9                      9
Research and development expenses                         113                     113                 87                     87
Purchased research and development                          8          ($8)
Litigation-related charges (credits), net                   8           (8)                          (99)        $99
                                                   -----------------------------------        ----------------------------------
                                                          460          (16)       444                265          99        364
                                                   -----------------------------------        ----------------------------------
Operating income                                          173           16        189                246         (99)       147

Other income (expense):
Interest expense                                          (12)                    (12)               (10)                   (10)
Other, net                                                 (3)                     (3)                (1)                    (1)
                                                   -----------------------------------------------------------------------------

Income before income taxes                                158           16        174                235         (99)       136
Income taxes                                               34            3         37                 74         (37)        37
                                                   -----------------------------------        ----------------------------------

Net income                                               $124          $13       $137               $161        ($62)       $99
                                                   ===================================        ==================================

Net income per common share - assuming dilution         $0.29                   $0.32              $0.39                  $0.24
                                                   ===========             ===========        ===========            ===========
Weighted average shares outstanding -
  assuming dilution (in thousands)                    422,704                 422,704            414,908                414,908
                                                   ===========             ===========        ===========            ===========

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

                                                           Nine Months Ended                          Nine Months Ended
                                                           September 30, 2003                         September 30, 2002

IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA        Reported  Adjustments   Adjusted           Reported   Adjustments  Adjusted
==================================================================================================================================
Net sales                                              $2,537                  $2,537              $2,105                  $2,105
Cost of products sold                                     704                     704                 643        ($29)        614
                                                   -----------------------------------        ------------------------------------

Gross profit                                            1,833                   1,833               1,462          29       1,491

Selling, general and administrative expenses              858                     858                 736                     736
Amortization expense                                       62                      62                  53                      53
Royalties                                                  40                      40                  26                      26
Research and development expenses                         324                     324                 248                     248
Purchased research and development                         33         ($33)                            45         (45)
Litigation-related charges (credits), net                  15          (15)                           (99)         99
                                                   -----------------------------------        ------------------------------------
                                                        1,332          (48)     1,284               1,009          54       1,063
                                                   -----------------------------------        ------------------------------------
Operating income                                          501           48        549                 453         (25)        428

Other income (expense):
Interest expense                                          (35)                    (35)                (32)                    (32)
Other, net                                                 (7)                     (7)                (15)         18           3
                                                   -------------------------------------------------------------------------------

Income before income taxes                                459           48        507                 406          (7)        399
Income taxes                                              124            3        127                 138         (22)        116
                                                   -----------------------------------        ------------------------------------

Net income                                               $335          $45       $380                $268         $15        $283
                                                   ===================================        ====================================


Net income per common share - assuming dilution         $0.79                   $0.90               $0.65                   $0.69
                                                   ===========             ===========        ============            ============

Weighted average shares outstanding -
  assuming dilution (in thousands)                    422,367                 422,367             412,990                 412,990
                                                   ===========             ===========        ============            ============

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)





                                                  SEPTEMBER 30,          DECEMBER 31,
IN MILLIONS                                           2003                   2002
====================================================================================
Assets
Current assets:
   Cash and cash equivalents                       $      537             $      277
   Trade accounts receivable, net                         508                    435
   Inventories                                            247                    243
   Other current assets                                   218                    253
                                                   ---------------------------------
         Total current assets                           1,510                  1,208

Property, plant and equipment, net                        692                    636
Intangibles, net                                        2,471                  2,367
Other assets                                              530                    239
                                                   ---------------------------------
                                                   $    5,203             $    4,450

Liabilities and Stockholders' Equity
Current liabilities:
   Borrowings due within one year                  $      663             $       88
   Accounts payable and accrued expenses                  624                    705
   Other current liabilities                              153                    130
                                                   ---------------------------------
         Total current liabilities                      1,440                    923

Long-term debt                                            977                    847
Other long-term liabilities                               211                    213

Stockholders' equity                                    2,575                  2,467
                                                   ---------------------------------
                                                   $    5,203             $    4,450
                                                   =================================

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
REGIONAL SUMMARY
(UNAUDITED)

                                                        WORLDWIDE TOTAL (1)
                        ------------------------------------------------------------------------------------
                            Three Months Ended September 30,                         Change
                        ------------------------------------------------------------------------------------
                                                                    At Actual Foreign     At Constant Foreign
In millions                    2003                  2002            Currency Basis          Currency Basis
                        -----------------     -----------------     -----------------      -----------------
DOMESTIC                $             481     $             431                   12%                    12%

EUROPE                                166                   111                   50%                    32%
JAPAN                                 136                   126                    8%                     6%
INTERCONTINENTAL                       93                    54                   72%                    60%
                        -----------------     -----------------     -----------------      -----------------
INTERNATIONAL                         395                   291                   36%                    26%

                        -----------------     -----------------     -----------------      -----------------
WORLDWIDE               $             876     $             722                   21%                    18%
                        =================     =================     =================      =================




                                                        WORLDWIDE TOTAL (1)
                        ------------------------------------------------------------------------------------
                         Nine Months Ended September 30                              Change
                        ------------------------------------------------------------------------------------
                                                                    At Actual Foreign     At Constant Foreign
In millions                    2003                  2002            Currency Basis          Currency Basis
                        -----------------     -----------------     -----------------      -----------------

DOMESTIC                           $1,442                $1,256                   15%                    15%

EUROPE                                476                   332                   43%                    22%
JAPAN                                 396                   362                    9%                     3%
INTERCONTINENTAL                      223                   155                   44%                    37%
                        -----------------     -----------------     -----------------      -----------------
INTERNATIONAL                       1,095                   849                   29%                    17%

                        -----------------     -----------------     -----------------      -----------------
WORLDWIDE                          $2,537                $2,105                   21%                    16%
                        =================     =================     =================      =================



(1) Certain prior year's amounts have been reclassified to conform to the current year's presentation.

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
DIVISIONAL SUMMARY
(UNAUDITED)


                                                        WORLDWIDE TOTAL (1)
                        ------------------------------------------------------------------------------------
                            Three Months Ended September 30,                         Change
                        ------------------------------------------------------------------------------------
                                                                    At Actual Foreign     At Constant Foreign
In millions                    2003                  2002            Currency Basis          Currency Basis
                        -----------------     -----------------     -----------------      -----------------

Cardiovascular                       $544                  $436                   25%                    21%
Electrophysiology                      27                    26                    4%                     2%
Neurovascular                          55                    40                   38%                    31%
                        -----------------     -----------------     -----------------      -----------------
CARDIOVASCULAR                        626                   502                   25%                    20%

Oncology                               43                    38                   13%                    12%
Endoscopy                             147                   130                   13%                    10%
Urology                                60                    52                   15%                    12%
                        -----------------     -----------------     -----------------      -----------------
ENDOSURGERY                           250                   220                   14%                    11%

                        -----------------     -----------------     -----------------      -----------------
WORLDWIDE                            $876                  $722                   21%                    18%
                        =================     =================     =================      =================



                                                        WORLDWIDE TOTAL (1)
                        ------------------------------------------------------------------------------------
                            Nine Months Ended September 30,                          Change
                        ------------------------------------------------------------------------------------
                                                                    At Actual Foreign     At Constant Foreign
In millions                    2003                  2002            Currency Basis          Currency Basis
                        -----------------     -----------------     -----------------      -----------------

Cardiovascular                     $1,578                $1,283                   23%                    18%
Electrophysiology                      82                    74                   11%                     7%
Neurovascular                         161                   123                   31%                    23%
                        -----------------     -----------------     -----------------      -----------------
CARDIOVASCULAR                      1,821                 1,480                   23%                    17%

Oncology                              122                   105                   16%                    13%
Endoscopy                             429                   378                   13%                     9%
Urology                               165                   142                   16%                    13%
                        -----------------     -----------------     -----------------      -----------------
ENDOSURGERY                           716                   625                   15%                    10%

                        -----------------     -----------------     -----------------      -----------------
WORLDWIDE                          $2,537                $2,105                   21%                    16%
                        =================     =================     =================      =================

(1) Certain prior year's amounts have been reclassified to conform to the current year's presentation.